SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2000

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

185 E. Market Street, Warren, Ohio	44482

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (330) 373-1221

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Included within this document are the audited financial statements for FFY Financial Corp. at June 30, 2000 and the unaudited financial statements at September 30, 2000. Also included is the unaudited condensed combined balance sheet as of September 30, 2000, and the unaudited condensed combined statement of income for the year ended June 30, 2000 and the three month period ended September 30, 2000.

FFY FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	June 30, 2000	June 30, 1999
Assets
Cash	$ 4,543,181	$ 5,362,745
Interest-bearing deposits	6,489,636	5,245,061
Short-term investments	—	865,000.00

Total cash and cash equivalents	11,032,817	11,472,806

Securities available for sale	158,136,350	190,325,599
Loans receivable, net of allowance for loan losses of $2,658,784 and $2,645,132, respectively	484,516,963	453,839,111
Loans available for sale	170,800	441,500.00
Interest and dividends receivable on securities	1,675,487	1,953,940
Interest receivable on loans	2,920,810	2,707,846
Federal Home Loan Bank stock, at cost	5,192,800	4,841,200
Office properties and equipment, net	7,172,439	7,218,640
Other assets	3,656,928	2,890,372

Total Assets	$674,475,394	$675,691,014

Liabilities and Stockholders’ Equity
Liabilities:
Deposits	$446,048,790	$457,342,802
Securities sold under agreements to repurchase:
Short-term	6,937,905	6,617,747
Long-term	51,300,000	51,300,000
Borrowed funds:
Short-term	17,500,000	22,800,000
Long-term	79,280,000	60,000,000
Advance payments by borrowers for taxes and insurance	2,347,744	2,221,976
Other payables and accrued expenses	5,865,465	5,291,964

Total Liabilities	609,279,904	605,574,489
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value:
Authorized 5,000,000 shares; none outstanding	—	—
Common stock, $.01 par value; authorized 15,000,000 shares issued 7,589,366 shares	75,894	75,894
Additional paid-in capital	38,456,297	38,092,628
Retained earnings, substantially restricted	50,500,226	46,243,673
Treasury stock, at cost, (869,251 and 467,987 shares respectively)	(14,865,169)	(8,551,484)
Accumulated other comprehensive income	(6,415,886)	(2,816,864)
Common stock purchased by:
Employee Stock Ownership and 401(k) Plan	(2,274,082)	(2,645,532)
Recognition and Retention Plans	(281,790)	(281,790)

Total Stockholders’ Equity	65,195,490	70,116,525

Total Liabilities and Stockholders’ Equity	$674,475,394	$675,691,014

FFY FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	Years ended June 30,
	2000	1999	1998
Interest Income
Loans	$39,046,180	$39,046,983	$39,785,064
Securities available for sale	10,353,310	9,552,383	7,622,185
Federal Home Loan Bank stock	362,556	333,072	312,213
Other interest-earning assets	33,597	151,179	286,969

Total Interest Income	49,795,643	49,083,617	48,006,431

Interest Expense
Deposits	19,327,671	20,116,405	21,282,008
Securities sold under agreements to repurchase:
Short-term	406,052	449,923	871,761
Long-term	3,127,608	2,974,050	2,043,340
Borrowed funds:
Short-term	1,194,432	1,451,527	1,361,933
Long-term	4,067,135	1,522,577	—

Total Interest Expense	28,122,898	26,514,482	25,559,042
Net Interest Income	21,672,745	22,569,135	22,447,389
Provision for loan losses	475,763	494,438	565,521

Net Interest Income after
Provision for Loan Losses	21,196,982	22,074,697	21,881,868

Non-Interest Income
Service charges	1,106,266	897,011	700,445
Gain on sale of securities available for sale	45,574	203,317	246,473
Gain on sale of loans	234,162	720,153	134,211
Other	638,687	729,529	683,847

Total Non-Interest Income	2,024,689	2,550,010	1,764,976

Non-Interest Expense
Salaries and employee benefits	6,670,918	6,456,173	6,076,824
Net occupancy and equipment	2,010,129	2,043,578	1,805,939
Insurance and bonding	388,415	478,923	493,752
State and local taxes	914,057	993,634	1,077,154
Other	2,850,978	2,522,740	2,316,964

Total Non-Interest Expense	12,834,497	12,495,048	11,770,633

Income before Income Taxes Minority Interest	10,387,174	12,129,659	11,876,211
Income Tax Expense and Minority Interest
Federal	3,048,000	4,040,000	4,147,000
State	—	43,000	—
Minority interest in (loss) of consolidated subsidiaries	(20,625)	(93,446)	—

Net Income	$ 7,359,799	$ 8,140,105	$ 7,729,211

Basic Earnings per Share	$ 1.15	$ 1.15	$ 1.03

Diluted Earnings per Share	$ 1.12	$ 1.11	$ 0.99

FFY FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years end June 30,
	2000	1999	1998
Cash flows from operating activities
Net Income	$ 7,359,799	$ 8,140,105	$ 7,729,211
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	1,047,013	1,135,772	969,042
Amortization and accretion	35,562	344,464	381,801
Increase (decrease) in accrued federal income taxes	1,317,826	(1,323,643)	(487,987)
Deferred federal income taxes	1,357,000	1,593,000	261,000
Net gain on sale of securities	(45,574)	(203,317)	(246,473)
Gain on sale of loans	(234,162)	(720,153)	(134,211)
Loans originated for sale	(14,904,923)	(30,855,271)	(4,988,080)
Proceeds from sales of loans originated for sale	15,409,785	31,128,924	5,077,069
Provision for loan losses	475,763	494,438	565,521
Federal Home Loan Bank stock dividend	(351,600)	(329,700)	(304,700)
(Increase) decrease in interest receivable	65,489	(542,095)	(355,161)
Tax benefits related to employee plans	188,174	295,643	152,987
Other, net	497,362	1,205,683	1,043,628

Net cash provided by operating activities	12,217,514	10,363,850	9,663,647

Cash flows from investing activities
Proceeds from maturity of securities available for sale	3,020,000	10,697,077	16,727,605
Proceeds from sales of securities available for sale	15,451,261	35,698,278	41,929,782
Purchase of securities available for sale	(742,661)	(144,809,607)	(99,324,173)
Purchase of Federal Home Loan Bank stock	—	—	(112,300)
Principal receipts on securities available for sale	8,773,241	26,370,997	29,165,393
Net (increase) decrease in loans	(30,559,564)	29,154,107	(21,563,866)
Purchase of office properties and equipment	(1,003,087)	(554,064)	(1,136,981)
(Increase) decrease in investment in real estate development joint venture	364,084	(128,639)	(766,241)
Purchase of insurance agency intangible assets	(690,000)	—	—
Other, net	(278,611)	(59,115)	(6,017)

Net cash used in investing activities	(5,665,337)	(43,630,966)	(35,086,798)

Cash flows from financing activities
Net increase in deposits	(11,264,389)	13,371,715	(6,138,251)
Net increase (decrease) in short-term securities sold under agreements to repurchase	320,158	(6,470,576)	5,781,075
Net increase (decrease) in long-term securities sold under agreements to repurchase	—	—	26,300,000
Net decrease in short-term borrowed funds	(5,300,000)	(11,185,000)	6,530,000
Proceeds from long-term borrowed funds	29,280,000	60,000,000	—
Decrease in amounts due to bank
Net increase in advance payments by borrowers for taxes and insurance	(10,000,000)	—	—
Treasury stock purchases	(7,072,998)	(17,675,478)	(5,239,911)
Dividends paid	(3,103,246)	(3,102,129)	(2,900,750)
Proceeds from stock options exercised	190,209	559,294	336,930
Increase ( decrease) in amounts due to bank	(154,055)	(368,059)	695,939
Other, net	112,155	(465,027)	125,546

Net cash provided by (used in) financing activities	(6,992,166)	34,664,740	25,490,578

Net increase (decrease) in cash and cash equivalents	(439,989)	1,397,624	67,427
Cash and cash equivalents
Beginning of period	11,472,806	10,075,182	10,007,755

End of period	$11,032,817	$11,472,806	$10,075,182

Supplemental disclosure of cash flow information:
Cash payments of interest expense	$28,328,248	$25,377,616	$25,095,614
Cash payments of income taxes	185,000	3,475,000	4,150,000

Supplemental schedule of non-cash investing activities
Real estate acquired through foreclosure	$ 961,969	$ 936,116	$ 643,725
Real estate sales gy loan issuance	730,392	742,543	543,500

FFY FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(unaudited)

	September 30, 2000	June 30, 2000
ASSETS
Cash	$ 4,944,064	$ 4,543,181
Interest-bearing deposits	6,374,706	6,489,636

TOTAL CASH AND CASH EQUIVALENTS	11,318,770	11,032,817
Securities available for sale	158,422,417	158,136,350
Loans receivable	492,509,792	484,516,963
Loans available for sale	354,275	170,800
Interest and dividends receivable on securities	1,848,583	1,675,487
Interest receivable on loans	3,090,150	2,920,810
Federal Home Loan Bank stock, at cost	5,465,400	5,192,800
Office properties and equipment, net	7,079,152	7,172,439
Other assets	3,948,886	3,656,928

TOTAL ASSETS	$684,037,425	$674,475,394

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits	$439,366,391	$446,048,790
Securities sold under agreements to repurchase:
Short-term	7,907,312	6,937,905
Long-term	51,300,000	51,300,000
Borrowed funds:
Short-term	28,002,400	17,500,000
Long-term	79,280,000	79,280,000
Advance payments by borrowers for taxes and insurance	1,084,078	2,347,744
Other liabilities	10,350,904	5,865,465

TOTAL LIABILITIES	617,291,085	609,279,904
Commitments
Stockholders’ equity:
Preferred stock, $.01 par value:
Authorized 5,000,000 shares; none outstanding	—	—
Common stock, $.01 par value:
Authorized 15,000,000 shares; issued 7,589,366 shares, outstanding 6,621,913 shares and 6,720,115 shares, respectively at September 30, 2000 and June 30, 2000	75,894	75,894
Additional paid-in capital	38,579,010	38,456,297
Retained earnings, substantially restricted	51,197,641	50,500,226
Treasury stock, at cost, 967,453 shares at September 30, 2000 and 869,251 shares at June 30, 2000	(16,068,892)	(14,865,169)
Accumulated other comprehensive loss	(4,569,761)	(6,415,886)
Common stock purchased by:
Employee stock ownership and 401(k) plan	(2,185,762)	(2,274,082)
Recognition and retention plans	(281,790)	(281,790)

TOTAL STOCKHOLDERS’ EQUITY	66,746,340	65,195,490

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$684,037,425	$674,475,394

FFY FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three months ended September 30,
	2000	1999
NET CASH PROVIDED BY OPERATING ACTIVITIES	$ 4,530,484	$ 4,985,879

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturity of securities available for sale	124,124	1,000,000
Proceeds from sales of securities available for sale	—	13,820,146
Purchase of securities available for sale	—	(556,813)
Principal receipts on securities available for sale	2,348,554	2,847,645
Purchase of Federal Home Loan Bank stock	(177,400)	—
Net increase in loans	(8,330,111)	(6,692,300)
Purchase of office properties and equipment	(165,825)	(526,854)
Other, net	(38,018)	85,253

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(6,238,676)	9,977,077

CASH FLOWS FROM FINANCING ACTIVITIES
Net decrease in deposits	(6,651,486)	(11,513,501)
Net increase (decrease) in short-term securities sold under agreements to repurchase	969,407	(2,671)
Net increase in short-term borrowed funds	10,502,400	2,103,000
Decrease in advance payments by borrowers for taxes and insurance	(1,263,666)	(1,099,886)
Treasury stock purchases	(1,207,938)	(3,092,276)
Dividends paid	(783,148)	(738,614)
Proceeds from stock options exercised	2,750	35,930
Other, net	425,826	(540,081)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,994,145	(14,848,099)

NET INCREASE IN CASH AND CASH EQUIVALENTS	285,953	114,857

CASH AND CASH EQUIVALENTS
Beginning of period	11,032,817	11,472,806

End of period	$11,318,770	$11,587,663

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments of interest expense	$ 5,877,428	$ 5,292,963
Loans originated for sale	(5,084,170)	(4,014,385)
Proceeds from sales of loans originated for sale	5,011,607	4,171,126

FFY FINANCIAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)
	Three months ended September 30,
	2000	1999
INTEREST INCOME
Mortgage loans	$8,683,903	$8,185,470
Consumer and other loans	1,625,494	1,340,578
Securities available for sale	2,513,722	2,769,955
Federal Home Loan Bank stock	100,567	90,010
Other interest-earning assets	3,301	19,514

TOTAL INTEREST INCOME	12,926,987	12,405,527
INTEREST EXPENSE
Deposits	5,164,947	4,861,712
Securities sold under agreements to repurchase:
Short-term	127,539	88,045
Long-term	890,110	747,192
Borrowed funds:
Short-term	391,152	328,287
Long-term	1,308,891	787,807

TOTAL INTEREST EXPENSE	7,882,639	6,813,043
NET INTEREST INCOME	5,044,348	5,592,484
Provision for loan losses	201,677	101,062

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	4,842,671	5,491,422
NONINTEREST INCOME
Service charges	324,557	255,161
Gain on sale of securities	0	1,309
Gain on sale of loans	110,912	59,791
Other	306,430	150,351

TOTAL NONINTEREST INCOME	741,899	466,612
NONINTEREST EXPENSE
Salaries and employee benefits	1,770,190	1,656,457
Net occupancy and equipment	500,623	515,550
Insurance and bonding	72,750	115,891
State and local taxes	216,989	250,208
Other	897,745	797,367

TOTAL NONINTEREST EXPENSE	3,458,297	3,335,473
INCOME BEFORE INCOME TAXES
AND MINORITY INTEREST	2,126,273	2,622,561
INCOME TAX EXPENSE
Federal	646,000	781,000
State	0	0
Minority interest in loss of consolidated subsidiaries	(290)	(1,857)

NET INCOME	$1,480,563	$1,843,418

BASIC EARNINGS PER SHARE	$ 0.24	$ 0.28

DILUTED EARNINGS PER SHARE	$ 0.23	$ 0.27

FIRST PLACE FINANCIAL CORP.
FFY FINANCIAL CORP.
PRO FORMA CONDENSED COMBINED CONSOLIDATED
STATEMENT OF INCOME
(UNAUDITED)

	Year ended June 30, 2000
	Historical First Place	Historical FFY Financial	Pro Forma Adjustments Dr (Cr)	Pro Forma Combined
	(Dollars in thousands, except for per share data)

Interest Income	$58,506	$49,796	$ (597)	$108,899
Interest expense	32,657	28,123	123	60,903

Net interest income	25,849	21,673	(474)	47,996
Provision for loan losses	2,294	476		2,770

Net interest income after provision for loan losses	23,555	21,197	(474)	45,226

Noninterest income	2,447	2,025		4,472
Noninterest expense	15,890	12,835	(3,510)	25,215

Income before income taxes and minority interest	10,112	10,387	(3,984)	24,483
Income tax expense	3,298	3,048	1,523	7,869
Minority interest in loss of consolidated subsidiaries		(21)		(21)

Net income	$ 6,814	$ 7,360	$(2,461)	$ 16,635

Earnings per share:

Basic	$ 0.75	$ 1.15
Diluted	$ 0.75	$ 1.12

Pro forma earnings per share

Basic				$ 1.05
Diluted				$ 1.03

FIRST PLACE FINANCIAL CORP.
FFY FINANCIAL CORP.
PRO FORMA CONDENSED COMBINED CONSOLIDATED
STATEMENT OF INCOME
(UNAUDITED)

	Quarter ended September 30, 2000
	Historical First Place	Historical FFY Financial	Pro Forma Adjustments Dr (Cr)	Pro Forma Combined
	(Dollars in thousands, except for per share data)

Interest Income	$19,001	$12,927	$(149)	$32,077
Interest expense	12,479	7,882	31	20,392

Net interest income	6,522	5,045	(119)	11,686
Provision for loan losses	300	202		502

Net interest income after provision for loan losses	6,222	4,843	(119)	11,184

Noninterest income	1,125	742		1,867
Noninterest expense	4,604	3,458	(877)	7,185

Income before income taxes and minority interest	2,743	2,127	(996)	5,866
Income tax expense	849	646	381	1,876
Minority interest in loss of consolidated subsidiaries		—		—

Net income	$ 1,894	$ 1,481	$(615)	$ 3,990

Earnings per share:

Basic	$ 0.21	$ 0.24
Diluted	$ 0.21	$ 0.23

Pro forma earnings per share

Basic				$ 0.26
Diluted				$ 0.25

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

March 9, 2001	By: /s/ Steven R. Lewis
Steven R. Lewis Chief Executive Officer